Exhibit 10.1
FIFTH AMENDMENT
(MASTER PURCHASE AND SALE AGREEMENT)

FIFTH AMENDMENT, dated as of January 11, 2024 (this “Amendment”) to the Second Amended and Restated Master Purchase and Sale Agreement, dated as of November 1, 2022, as amended by the First Amendment, dated as of January 13, 2023, as amended by the Second Amendment, dated as of January 20, 2023, as amended by the Third Amendment, dated as of March 24, 2023 and as amended by the Fourth Amendment, dated as of April 17, 2023 (as further amended, supplemented, restated or otherwise modified to the date hereof, the “Master Purchase and Sale Agreement”), among CARVANA AUTO RECEIVABLES 2016-1 LLC, a Delaware limited liability company, as Transferor (the “Transferor”), ALLY BANK, a Utah chartered bank, as a Purchaser (in such capacity, a “Purchaser”), and ALLY FINANCIAL INC., a Delaware corporation, as a Purchaser (in such capacity, a “Purchaser” and, together with Ally Bank, the “Purchasers”).
RECITALS:
WHEREAS, the Transferors and the Purchasers are parties to the Master Purchase and Sale Agreement pursuant to which the Purchasers have agreed to purchase specified portfolios of receivables and related property from the Transferor; and
WHEREAS, the parties wish to amend the Master Purchase and Sale Agreement in certain respects;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01    Defined Terms. Unless otherwise defined herein, capitalized terms used in the above recitals and in this Amendment are defined in and shall have the respective meanings assigned to them in (or by reference in) Appendix A to the Master Purchase and Sale Agreement.
ARTICLE II
AMENDMENTS

Section 2.01    Amendment to Section 2.1(a). Section 2.1(a) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(a) Transferor Obligation. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements set forth herein, the Transferor commits to sell to the Purchasers at least one Receivables Pool (but no more than three Receivables Pools) each calendar quarter
Certain information has been excluded because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

during the Commitment Period unless otherwise agreed to by the Transferor and the Purchasers in their sole discretion, with a total Cutoff Date Aggregate Outstanding Principal Balance for all such Receivables Pools sold during the Commitment Period, taken together, equal to the Commitment Amount, and each Receivables Pool sold to the Purchaser shall have a Cutoff Date Aggregate Outstanding Principal Balance equal to at least $300,000,000, other than during the period from October 1, 2020 through March 22, 2021 when the Purchase Percentage will be 0%, (adjusted downward for a nonmaterial amount resulting from application of the Selection Procedures, including the Freestyle Selection, by the Purchase Percentage, other than during the period from October 1, 2020 through March 22, 2021 when the Purchase Percentage will be 0%), of the aggregate principal balance of quarterly pools of receivables originated by the Seller that meet the criteria described in the definition of “Eligible Receivable” and such other documented administrative criteria as the Purchasers may agree to from time to time during the second calendar week preceding the calendar week in which the related Closing Date shall occur related to such Receivables Pool during the Commitment Period; provided, that the Transferor shall not be obligated to (i) sell any Receivables Pool if the related Second Step Receivables Purchase Price for such Receivables Pool is less than or equal to the Cutoff Date Aggregate Outstanding Principal Balance or (ii) sell more than one Receivables Pool during any calendar quarter unless it agrees to do so in its sole discretion (collectively, the “Transferor Obligation”); provided, further, notwithstanding the maximum FICO score described in clause (xxxiv) in the definition of “Eligible Receivable,” if the Seller elects to consummate a Limited Sale Option under the Master Sale Agreement, then the Transferor shall include in any related Receivables Pool that has a related Cutoff Date on and including February 24, 2019 through and including March 24, 2019, all Receivables (without regard to the Purchase Percentage or application of the Freestyle Selection Criteria) where the related Obligors have a FICO score of more than the Upper Bound FICO Score and that otherwise meet the definition of “Eligible Receivable” (other than the Upper Bound FICO Score described in clause (xxxiv) thereof) originated during the related Origination Period; provided further that, in connection with a Limited Sale Option, if the Transferor sells such Receivables with FICO scores of more than the Upper Bound FICO Score, the Transferor shall also be required to include in such Receivables Pool all Eligible Receivables originated during the related Origination Period with FICO scores of not less than [***] and not more than the Upper Bound FICO Score that otherwise meet the definition of “Eligible Receivable” with randomization codes of the related contract numbers that are greater than the Purchase Percentage; provided, further, that the sum of the Cutoff Date Aggregate Outstanding Principal Balance for all Flex Receivables sold during the period beginning April 30, 2020 through and including July 2, 2020, taken together, shall not exceed $[***] (or such other later dates or higher amount as agreed to by the Purchasers in their sole discretion). Notwithstanding the foregoing or anything to the contrary herein, solely for the purposes of this Section 2.1(a), any Receivable sold on June 30, 2020, September 29, 2020, or December 30, 2020 shall not be deemed to be a Flex Receivable.
Section 2.02    Amendment to Section 2.1(b). Section 2.1(b) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(b) Purchaser Obligation. Upon the terms and subject to the conditions set forth in this Agreement, including Section 2.1(c) below, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Purchasers commit to purchase at least one Receivables Pool but no more than three Receivables Pools)
[***] Redacted for confidentiality purposes.

each calendar quarter during the Commitment Period on each Closing Date designated by the Transferor pursuant to Section 4.1(a); provided that the sum of the Cutoff Date Aggregate Outstanding Principal Balance for all Receivables Pools purchased during the Commitment Period shall not exceed the Commitment Amount and the sum of the Cutoff Date Aggregate Outstanding Principal Balance for all Flex Receivables purchased during the period beginning April 30, 2020 through and including July 2, 2020, taken together, shall not exceed $[***], or such other later dates or higher amount with respect to Flex Receivables as agreed to by the Purchasers in their sole discretion; provided, that the Purchasers shall not have a commitment or obligation to purchase more than one Receivables Pool during any calendar quarter unless it agrees to do so in its sole discretion (collectively, the “Purchaser Obligation”). Notwithstanding the foregoing or anything to the contrary herein, solely for the purposes of this Section 2.1(b), any Receivable sold on June 30, 2020, September 29, 2020, or December 30, 2020 shall not be deemed to be a Flex Receivable.
Section 2.03    Amendment to Section 2.1(c). Section 2.1(c) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(c) Basic Documents; Second Step Pool Supplement. The Transferor’s right, title and interest in the Receivables and related Purchased Property purchased, from time to time, by the Purchaser pursuant to Section 3.1 shall be transferred and assigned by the execution and delivery of a Second Step Pool Supplement, in form and content substantially similar to Exhibit A attached hereto and in form and substance reasonably acceptable to the Purchasers, and the satisfaction of the terms and conditions and the performance of the transactions contained in this Agreement and such Second Step Pool Supplement, as applicable. The Transferor shall deliver the Second Step Pool Supplement to the Purchaser for any Receivables Pool in accordance with the time periods specified in Section 6.2(i)(i).
Section 2.04    Amendment to Section 2.2. Section 2.2 to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
Payment of Second Step Receivables Purchase Price. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance on the covenants, representations, warranties and agreements herein set forth, the Second Step Receivables Purchase Price due on each Closing Date shall be paid by the Purchasers to the Transferor on such Closing Date by wire transfer of immediately available funds to an account or accounts designated by the Transferor. The Second Step Receivables Purchase Price will be set forth in the Second Step Pool
[***] Redacted for confidentiality purposes.

Supplement for each Receivables Pool, in the form set forth in Exhibit A and in form and substance reasonably acceptable to the Purchasers.
Section 2.05    Amendment to Section 2.3. Section 2.3 to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
Pricing Model. On the initial Closing Date, the Pricing Model shall be as agreed upon by the Parties and may thereafter be amended in accordance with this Section 2.3. The “Pricing Model” shall be delivered by the Purchaser to the Transferor in a Microsoft excel file format by electronic mail. The Parties shall not modify the Pricing Model other than in accordance with this Section 2.3, or by the Purchasers as necessary to cure any ambiguity, correct any error, or to make it consistent with this Agreement; provided, that, for the avoidance of doubt, the inputs and variables used by the Pricing Model (including, for example, any Specified Variables) shall be freely changeable by the Purchasers based on attributes of the applicable Receivables in the Receivables Pool in order to determine the Purchase Price without regard to this Section 2.3. Otherwise, the Pricing Model may only be changed as follows:
(a)    At any time, but no more frequently than weekly, the Purchasers will have the right to send a written notice to the Transferor (a “Pricing Model Change Notice”) proposing changes to the Pricing Model, including any assumptions within the Pricing Model (the “Pricing Model Amendments”), applicable to the applicable Receivables in all Receivable Pools to be purchased on or after the effective date of such Pricing Model Amendment (which effective date shall be at least 30 days, but no longer than ninety (90) days, after delivery of a Pricing Model Change Notice as described below, or such earlier date as otherwise agreed to by the Transferor and the Purchasers). A Pricing Model Change Notice shall be provided by the Purchasers to the Transferor at least ninety (90) days prior to the effectiveness of the related Pricing Model Amendment; provided that, such notice need only be provided thirty (30) days prior to effectiveness of the related Pricing Model Amendment if the changes based upon (A) 15% deviation in quarterly vintage loss or liquidation experience for any applicable Receivables as compared against prior assumptions, including experience reflected in Vintage Data reports provided to the Purchasers from the Servicer, (B) changes in any of the Credit Policy or the definitions of Eligible Receivable or Eligible Receivables Pool, in either case, related to the applicable Receivables, (C) changes impacting the Purchasers or their Affiliates due to or arising out of any Banking Regulatory Change or change in Requirements of Law, (D) changes in the cost of funds (including any internal allocation of costs or cost of funds) to the auto finance division of the Purchasers, (E) at any time during the existence and continuance of any Catalyst Event, (F) changes to the methodology (including underlying loss assumptions for comparably-designated dealers) for calculating the NAALR, or (G) a failure by the Transferor and the Purchasers to agree upon mutually acceptable changes to the defined term Eligible Receivables Pool prior by January 24, 2018.
(b)    If the Purchasers and the Transferor reach mutual written agreement regarding such Pricing Model Amendments, then the Pricing Model shall be amended to include such Pricing Model Amendments for Pools purchased subsequent to the date of such mutual agreement. If the Purchasers and the Transferor are not able to reach mutual agreement regarding such Pricing Model Amendments within thirty (30) days after receipt of the related Pricing Model Change Notice, then, the Purchasers may elect, in their sole discretion, to (A) remove or amend and resubmit such Pricing Model Change Notice upon written notice to the Transferor (and the Transferor shall have the longer of (i) the remainder of such thirty (30) day period and (ii) ten (10) days to consider such amended notice) or (B) terminate their obligation to make any further purchases hereunder effective immediately, upon written notice to the Transferor (the “Pricing Termination Notice”). If there is no agreement to amend the Pricing Model and this Agreement is not so terminated, the Pricing Model will remain in effect without the proposed change.
(c)    If a change to the Pricing Model was previously made based on a Pricing Model Change Notice delivered in connection with the occurrence of a Catalyst Event under Section 2.3(a)(E), within thirty (30) days after the end of such Catalyst Event, the Purchasers shall send a subsequent Pricing Model Change Notice to the Transferor proposing changes to the Pricing Model that reasonably reflect the change of circumstances that caused the cessation of such Catalyst Event. Notwithstanding the forgoing, if (i) the Pricing Model Amendment has not yet taken effect and (ii) the Catalyst Event is not continuing, Purchasers shall immediately withdraw the Pricing Model Change Notice upon the termination of the Catalyst Event.
(d)    The pricing provisions for a Receivables Pool described in this Section 2.3 shall be subject to any supplemental pricing mechanisms otherwise agreed to by the parties in writing.
Section 2.06    Amendment to Section 3.1(b). Section 3.1(b) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(b) Second Step Receivables Purchase Price. On each Closing Date, in consideration for the related Purchased Property, the Purchasers shall pay to the Transferor an amount (the “Second Step Receivables Purchase Price”) equal to the Purchase Price for such Purchased Property.

The Cutoff Date Aggregate Outstanding Principal Balance, the applicable purchase price with respect to the Receivables in the related Receivables Pool, the Pre-closing Interest Carry Amount, the re-liening expenses described in Section 2.7 and the Second Step Receivables Purchase Price for each Receivables Pool shall be set forth on the related Second Step Pool Supplement.
Section 2.07    Amendment to Section 3.1(e). Section 3.1(e) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:

(e) Purchase Cadence and Second Step Pool Supplement. Within seven (7) Business Days following the beginning of a calendar month (or such other date as mutually agreed to by the Transferor and the Purchasers) (which date falls at least two (2) weeks prior to the proposed Closing Date for such sale), the Transferor shall provide the Purchasers with the Purchase Percentage and supply the Purchasers with an initial data tape in form and substance acceptable to the Purchasers containing the information as called for in Exhibit D and indicating which Receivables listed in such initial data tape are Flex Receivables with respect to all Receivables originated or acquired by the Seller in the preceding Origination Period (and any Previously Originated Receivables to be included in the Related Receivables Pool) that the Seller and the Transferor intend in good faith to sell to the Purchasers under this Agreement meeting the selection criteria for sale to the Transferor and those Receivables meeting the eligibility criteria for sale by the Transferor to the Purchasers, a Receivables Pool. At least two (2) Business Days prior to the related Closing Date or such other date as mutually agreed to by the Transferor and the Purchasers, the Transferor shall supply the Purchasers with a final data tape in form and substance acceptable to the Purchasers containing the final information as called for in Exhibit D and indicating which Receivables listed in such initial data tape are Flex Receivables with respect to all Receivables in the related Receivables Pool and identifying any receivable in the initial data tape that was determined not to be an Eligible Receivable, including any receivable with respect to which the applicable obligor has exercised its right to return the related financed vehicle and terminate the related receivable. Not less than one (1) Business Day prior to each proposed Closing Date, the Transferor will deliver to the Purchasers the related Second Step Pool Supplement substantially in the form of Exhibit A hereto and in form and substance reasonably acceptable to the Purchasers. Exhibit A will set forth amounts due by the Transferor with respect to the applicable Receivables Pool and will contain at least the following settlement information: calculation of the related Cutoff Date Aggregate Outstanding Principal Balance, the Pre-closing Interest Carry Amount, the applicable purchase price with respect to the Receivables in the related Receivables Pool, the re-liening expenses described in Section 2.7 and the Second Step Receivables Purchase Price.
Section 2.08    Amendment to Section 4.1(a). Section 4.1(a) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(a)    General Procedures. During the Commitment Period, the purchase and sale of a Receivables Pool pursuant to the Transferor Obligation will occur on the Closing Date for the Origination Period that follows receipt of notification from the Transferor of its intent to complete such a sale at such time (which Closing Date, for the avoidance of doubt, will fall in the last calendar week of the calendar month in which the related Cutoff Date of the related Receivables Pool occurs, or such other date as the Transferor and the Purchasers shall mutually agree). For the avoidance of doubt, subject to the terms and conditions of this Agreement, and unless the Transferor and the Purchasers mutually agree in their sole discretion, the Transferor is obligated to sell at least one Receivables Pool to the Purchasers hereunder during each calendar quarter during the Commitment Period.
(i)      Notification of each sale must be provided by the Transferor to the Purchasers within seven (7) Business Days following the beginning of a calendar month (or such other date as mutually agreed to by the Transferor and the

Purchasers) (which date falls at least two (2) weeks prior to the proposed Closing Date for such sale), substantially in the form of Exhibit C attached hereto. Such notification must specify for each such proposed Receivables Pool (i) the approximate Cutoff Date Aggregate Outstanding Principal Balance, (ii) the applicable proposed Closing Date, and (iii) the proposed Cutoff Date.
(ii)      At least three (3) Business Days prior to the related Closing Date, the Purchasers shall notify the Transferor of the Purchase Price for each Eligible Receivable on the initial data tape by the Purchasers and the allocation of purchases between Ally Bank and Ally Financial.
(iii)     At least one (1) Business Day prior to the related Closing Date, the Purchasers shall notify the Transferor of the final Purchase Price (including any Flex Amount (if any)) for the Receivables Pool and the final allocation of purchase between Ally Bank and Ally Financial.
(iv) Not less than two (2) Business Days prior to the proposed Closing Date, the Transferor shall deliver to the Purchaser a receivables pool schedule in the form of Schedule 2 to Exhibit A (the “Receivables Pool Schedule”), which shall identify as of the Cutoff Date the pool of Receivables (the “Receivables Pool”) to be sold. The Transferor shall promptly provide to the Purchaser all data related to the Receivables Pool that are necessary to determine the Purchase Price for such Receivables Pool or that are reasonably requested by the Purchaser.
(v) On the Pricing Date, the Purchase Price shall be calculated in accordance with Section 2.3.
(vi) The information to be provided pursuant to this Section 4.1(a) shall be subject to and as otherwise agreed to by the parties in writing.
Section 2.09    Amendment to Section 6.2(b). Section 6.2(b) to the Master Purchase and Sale Agreement is hereby deleted in its entirety and replaced with the following:
(b) Minimum Sales Amount. The Aggregate Outstanding Principal Balance as of the related Cutoff Date shall not be less than $[***], other than during the period from October 1, 2020 through March 22, 2021 when the Purchase Percentage will be 0%, (adjusted downward for a nonmaterial amount resulting from application of the Freestyle Selection by the Purchase Percentage, other than during the period from October 1, 2020 through March 22, 2021 when the Purchase Percentage will be 0%,) and the equivalent Purchase Percentage of the aggregate principal balance of pools of receivables meeting the criteria described in the definition of “Eligible Receivable” and such other documented administrative criteria as the Purchasers may agree to from time
[***] Redacted for confidentiality purposes.

to time originated by the Seller during the second calendar week preceding the related Closing Date unless otherwise agreed by the Purchasers.
Section 2.10    Amendment to Section 8.6. Section 8.6 of the Master Purchase and Sale Agreement is hereby amended by deleting the notice address for Snell & Wilmer L.L.P. described therein.
Section 2.11    Amendments to Appendix A (Definitions). Appendix A to the Master Purchase and Sale Agreement is hereby amended as follows:
(a)    the “Closing Date” definition is deleted in its entirety and replaced with the following:
“Closing Date” means, with respect to a First Tier Receivables Pool and subject to Section 3.1(e) of the Master Sale Agreement or a Receivables Pool and subject to Section 4.1(a) of the Master Purchase and Sale Agreement, the date on which the related First Step Pool Supplement or Second Step Pool Supplement is executed and delivered and the Purchase Price is paid, which generally will be the third (3rd) Business Day of the last calendar week of the calendar month in which the related Cutoff Date of the related Receivables occurs, or such other date as the Transferor and the Purchasers shall mutually agree.
(b)    the “Commitment Period” definition is deleted in its entirety and replaced with the following:
“Commitment Period” means the period from the Eighth Extension Amendment Effective Date to the earliest of (i) the Scheduled Commitment Termination Date, (ii) the occurrence of a Commitment Termination Event and (iii) the purchase by the Purchasers of Receivables Pools with a total Cutoff Date Aggregate Outstanding Principal Balance in an amount equal to the Commitment Amount.
(c)    the “Cutoff Date” definition is deleted in its entirety and replaced with the following:
“Cutoff Date” means with respect to each First Tier Receivables Pool and Receivables Pool, will generally be a date during the second calendar week of the calendar month in which the related Closing Date for the applicable Receivables shall occur and will be at least two (2) weeks prior to the related Closing Date for the applicable Receivables, or such other date as is mutually agreed to by the Transferor and the Purchasers; provided, further, that, with respect to any First Tier Receivables Pool and Receivables Pool sold (i) from and including March 7, 2019 to and including April 4, 2019, respectively, and (ii) on March 20, 2020, the “Cutoff Date” shall be the date consented to by the Purchasers.

(d)    the following definition of “Eighth Extension Amendment Effective Date” is added in proper alphabetical order:
“Eighth Extension Amendment Effective Date” means January 11, 2024.
(e)    Clauses (xxx), (xxxi), (xxxii), (xxxiii), (xxxiv), (xl), (xli) and (xlii) and of the “Eligible Receivable” definition are deleted in their entirety and replaced with the following:
(xxx) (A) for Receivables with a related Cutoff Date prior to January 1, 2024, the Financed Vehicle related to such Receivable is not of a model year older than 10 years as of the date of origination and (B) for Receivables with a related Cutoff Date on or after January 1, 2024 and an original term of seventy-six (76) months or more, the Financed Vehicle related to such Receivable is not of a model year older than 10 years as of the date of origination;
(xxxi) (A) for Receivables with a related Cutoff Date prior to January 1, 2024, the Financed Vehicle related to such Receivable does not, as of the date of origination of the related Contract, have mileage in excess of [***] miles and (B) for Receivables with a related Cutoff Date on or after January 1, 2024 and an original term of seventy-six (76) months or more, the Financed Vehicle related to such Receivable does not, as of the date of origination of the related Contract, have mileage in excess of [***] miles;
(xxxii) (A) for Receivables with a related Cutoff Date prior to January 1, 2024, the original term of such Receivable is not more than seventy-five (75) months and (B) for Receivables with a related Cutoff Date on or after January 1, 2024, the original term of such Receivable is not more than seventy-eight (78) months;
(xxxiii) (A) for Receivables with a related Cutoff Date on or after February 24, 2019 and on or prior to March 19, 2020, the LTV at origination did not exceed [***]% and (B) for Receivables with a related Cutoff Date after March 19, 2020 and prior to January 1, 2024, where the Obligor has a FICO score (i) greater than or equal to [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***]), then the LTV at origination is less than or equal to [***]%; (ii) greater than or equal to [***] and less than [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***] and less than [***]), then the LTV at origination is less than or equal to [***]%, (iii) greater than or equal to [***] and less than [***] (or if the related Receivable has more than one Obligor, at least one Obligor must have a FICO Score greater than or equal to [***] and less than [***]), then the LTV at origination is less than or equal to [***]%; and (iv) less than [***] (or if the related Receivable has more than one Obligor, both Obligors must have a FICO Score less than [***]), then the LTV at origination is less than or equal to [***]%, and (C) for Receivables
[***] Redacted for confidentiality purposes.

with a related Cutoff Date on or after January 1, 2024, (i) and an original term of less than seventy-six (76) months, the LTV at origination did not exceed [***]% and (ii) and an original term of seventy-six (76) months or more, the LTV at origination did not exceed [***]% ;
(xxxiv) (A) for Receivables with a related Cutoff Date prior to January 1, 2024, the Obligor has a FICO score of not less than [***] and, not more than the Upper Bound FICO Score (or if the related Receivable has more than one Obligor, each Obligor must have a FICO Score of not less than [***] and not more than the Upper Bound FICO Score), and (B) for Receivables with a related Cutoff Date on or after January 1, 2024 and an original term of seventy-six (76) months or more, the Obligor has a FICO score of not less than [***] (or if the related Receivable has more than one Obligor, each Obligor must have a FICO Score of not less than [***]), in each case, which, except for a Receivable included in the initial Receivables Pool on the initial Closing Date, shall have been obtained by Carvana (a) for Receivables with a related Cutoff Date prior to January 1, 2024, within the [***] days prior to the origination of the related Receivable, and (b) for Receivables with a related Cutoff Date on or after January 1, 2024, within the [***] days prior to the origination of the related Receivable, unless otherwise consented to by the Purchasers; provided that, if the Seller exercises a Limited Sale Option on any Closing Date occurring on or after March 7, 2019 through and including April 4, 2019, the maximum FICO score limit described in this clause (xxxiv) shall not apply; provided further that, with respect to any Receivable in the First Tier Receivables Pool and Receivables Pool sold on March 20, 2020, the maximum and minimum FICO score limits described in this clause (xxxiv) shall not apply;
(xl) for Receivables with a related Cutoff Date on or after the Second Extension Amendment Effective Date and prior to January 1, 2024, the Obligor (or, if the related Receivable has more than one Obligor, at least one Obligor) has an ID Analytics Credit Optics 5.1 Auto score of not less than 450;
(xli) such Receivable was originated within ninety (90) days of the related Cutoff Date (except as otherwise consented to by the Purchasers in their sole discretion, which consent shall be deemed to be given if the Purchasers provide the Transferor with a final Purchase
[***] Redacted for confidentiality purposes.

Price and execute and deliver the related Second Step Pool Supplement for any such Receivables originated in excess of ninety (90) days from the related Cutoff Date); and
(xlii) for Receivables with a related Cutoff Date on or after January 1, 2024 and an original term of seventy-six (76) months or more, the Original Amount Financed is not less than $[***] and not more than $[***].
(f)    The “FICO Score” definition is deleted in its entirety and replaced with the following:
“FICO Score” means, as of any date of determination, the credit score for the applicable Obligor using the Fair, Isaac & Co. FICO Auto Version 3.0 or FICO Auto Version 8.0 methodology, as provided to Carvana or the Servicer by Experian, Equifax or such other version as approved by the Purchasers, which, except for Receivables included in the initial Receivables Pool on the initial Closing Date, shall not, without the consent of the Purchasers, be obtained more than thirty (30) days prior to the applicable origination date.
(g)    the “Letter Agreement” definition is deleted in its entirety and replaced with the following:
“Letter Agreement” means the twenty-first amended and restated letter agreement, dated as of January 11, 2024, among the Purchasers, the Seller, the Transferor and the Servicer, as the same may be amended, restated, supplemented or otherwise modified from time to time.
(h)    the “Origination Period” definition is deleted in its entirety and replaced with the following:
“Origination Period” means a period mutually agreed to by the Transferor and the Purchasers with the last day of such period ending no later than the last day of the Commitment Period; provided, that, with respect to (i) the initial First Tier Receivables Pool and Receivables Pool, (ii) any First Tier Receivables Pool and Receivables Pool sold from and including March 7, 2019 to and including April 4, 2019, respectively, and (iii) any First Tier Receivables Pool and Receivables Pool sold on March 20, 2020, the “Origination Period” shall be the period consented to by the Purchasers.
(i)    the “Pre-closing Interest Carry Amount” definition is deleted in its entirety and replaced with the following:
“Pre-closing Interest Carry Amount” means, with respect to a Receivables Pool and as of the related Closing Date, an amount equal to the sum of the Individual Pre-closing Interest Carry Amounts for each of the Receivables in such Receivables Pool, as applicable.
(j)    the “Purchase Price” definition is deleted in its entirety and replaced with the following:
[***] Redacted for confidentiality purposes.

“Purchase Price” means the price applicable to the Purchased Receivables purchased in any Receivables Pool, which shall be equal to, subject to any supplemental pricing mechanisms otherwise agreed to by the parties in writing, (x) the sum of (i) the price for such Receivables Pool designated by the Pricing Model (for the avoidance of doubt, the Pricing Model will, for each such Purchased Receivable in such Receivables Pool, (A) increase the related purchase price for any interest scheduled to accrue (ignoring any non-scheduled payment that may be received by the Seller) for the period from the date of origination (or, if such Purchased Receivable has at least one scheduled monthly payment occurring prior to the related Cutoff Date, from such most recent scheduled monthly payment date) through the related Closing Date and (B) decrease the related purchase price for the portion of any non-scheduled payment received by the Seller prior to the related Cutoff Date allocated to accrued interest) plus (ii) the Pre-closing Interest Carry Amount for such Receivables Pool as of the Closing Date, minus (y) the Flex Amount (if any) for such Receivables Pool.
(k)    the “Scheduled Commitment Termination Date” definition is deleted in its entirety and replaced with the following:
“Scheduled Commitment Termination Date” means January 10, 2025.
(l)    the “Second Step Pool Supplement” definition is deleted in its entirety and replaced with the following:
“Second Step Pool Supplement” means the Second Step Pool Supplement, in the form of Exhibit A to the Master Purchase and Sale Agreement and in form and substance reasonably acceptable to the Purchasers, executed by the Seller and the Purchaser on each Closing Date.
(m)    the following definition of “Servicing Fee Calculation Error” is added in proper alphabetical order:
“Servicing Fee Calculation Error” has the meaning set forth in Section 3.10(a) of the Master Servicing Agreement.
(n)    the “Settlement Date” definition is deleted in its entirety and replaced with the following:
“Settlement Date” means with respect to a First Tier Receivables Pool and Receivables Pool, generally will be the third (3rd) Business Day of the last calendar week of the calendar month in which the related Cutoff Date of the related Receivables occurs, or such other date as the Transferor and the Purchasers shall mutually agree.
(o)    the “Seventh Extension Amendment Effective Date” definition is deleted in its entirety.
ARTICLE III
MISCELLANEOUS
Section 3.01    Conditions to Effectiveness. This Amendment shall become effective as of the date first written above upon receipt of the following:
(a)    a signed counterpart to this Amendment duly executed and delivered by each of the parties hereto;
(b)    a signed copy of the Second Amendment to Master Sale Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, the Transferor, Ally Financial, and Ally Bank;
(c)    a signed copy of the Third Amendment to Master Servicing Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, the Transferor, the Servicer, the Purchasers and the Performance Guarantor;
(d)    a signed copy of the Twenty-First Amended and Restated Letter Agreement, dated as of the date hereof, shall have been duly executed and delivered by Carvana, the Transferor, Ally Financial, Ally Bank, and the Servicer; and
(e)    written opinions of internal and external counsel (which shall be satisfactory to the Purchasers in their reasonable judgment) for the Seller and the Transferor in the form satisfactory to the Purchasers in their reasonable judgment.
Section 3.02    Continuing Effect of the Master Purchase and Sale Agreement. Except as specifically amended and modified above, the Master Purchase and Sale Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchasers under the Master Purchase and Sale Agreement, nor constitute a waiver of any provision of the Master Purchase and Sale Agreement.
Section 3.03    Representations and Warranties. The representations and warranties of the Seller and the Transferor contained in the Basic Documents shall be true and correct in all material respects as of the effective date of this Amendment.
Section 3.04    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Purchasers, the Servicer and their respective successors and permitted assigns.
Section 3.05    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute

Section 3.06     one and the same agreement. The words “execution”, “signed”, “signature”, and words of like import in any such amendment, waiver, certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the UCC. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Amendment contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter contemplated hereby.
Section 3.07    GOVERNING LAW. SUBMISSION TO JURISDICTION, ETC.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)    THE TRANSFEROR AND THE PURCHASERS HEREBY MUTUALLY AGREE TO SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER BASIC DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE TRANSFEROR AND THE PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(c)    THE TRANSFEROR AND THE PURCHASERS EACH HEREBY WAIVES (TO EXTENT THAT IT MAY LAWFULLY DO SO) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED

TO, OR IN CONNECTION WITH THIS AMENDMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.
Section 3.08    Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CARVANA AUTO RECEIVABLES 2016-1 LLC,
as Transferor

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President

ALLY BANK,
as Purchaser

By:	/s/ Scott M. Brobecker
Name:	Scott Brobecker
Title:	Authorized Representative

ALLY FINANCIAL INC..,
as Purchaser

By:	/s/ Thomas Elkins
Name:	Thomas Elkins
Title:	Authorized Representative

[SIGNATURES CONTINUE]

[Signature page to Fifth Amendment to Second Amended and Restated Master Purchase and Sale Agreement]

Agreed to and accepted by:

CARVANA, LLC,
as Seller

By:	/s/ Paul Breaux
Name:	Paul Breaux
Title:	Vice President
[Signature page to Fifth Amendment to Second Amended and Restated Master Purchase and Sale Agreement]